UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 15, 2005

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Address of Principal Executive Offices) (Zip Code)

(650) 517-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Nuvelo, Inc. is filing this Amendment No. 1 on Form 8-K/A to amend Nuvelo’s Form 8-K, originally filed with the Securities and Exchange Commission on July 21, 2005 (the “Original Filing”), to disclose the subsequent appointment of Kimberly Popovits to committees of the Nuvelo board of directors. Ms. Popovits’ initial appointment to Nuvelo’s board of directors was disclosed in the Original Filing. At the time of the Original Filing, the Nuvelo board of directors had not determined to which, if any, committees of the board of directors Ms. Popovits would be appointed. The disclosure under Item 5.02 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 5.02 of this Amendment No. 1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 15, 2005, Kimberly Popovits became a director of Nuvelo. Ms. Popovits was appointed to fill a vacant board seat and will serve as a Class III director until Nuvelo’s 2008 annual stockholders’ meeting. On December 13, 2005, Ms. Popovits was named as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of Nuvelo’s board of directors.

A copy of the press release further describing Ms. Popovits’ appointment to Nuvelo’s board of directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference. Neither the filing of any press release as an exhibit to this Current Report on Form 8-K/A nor the inclusion in that press release of a reference to our Internet address shall, under any circumstances, be deemed to incorporate the information available at our Internet address into this Current Report on Form 8-K/A. The information available at our Internet address is not part of this Current Report on Form 8-K/A or any other report filed by us with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description
99.1*	Press Release titled “Genomic Health President Kimberly Popovits Joins Nuvelo Board of Directors,” dated July 19, 2005.

*	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s report on Form 8-K, filed on July 21, 2005, File No. 000-22873.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President and General Counsel

Dated: December 16, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release titled “Genomic Health President Kimberly Popovits Joins Nuvelo Board of Directors,” dated July 19, 2005.

*	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s report on Form 8-K, filed on July 21, 2005, File No. 000-22873.